                           SPECIAL SHAREHOLDER MEETING

                                       OF

                     PRINCIPAL VARIABLE CONTRACTS FUND, INC.

680 8th Street, Des Moines, Iowa       May 26, 2005                 10:00 a.m.

         A special shareholder meeting of the Principal Variable Contracts Fund,
Inc. (the "Corporation"), was held at 680 8th Street, Des Moines, Iowa on
Thursday, May 26, 2005, at 10:00 a.m., pursuant to written notice mailed on or about April 18, 2005.

         The meeting was called to order by Ralph C. Eucher, President of the
Corporation.

         Ms. J. B. Schustek, Assistant Secretary of the Corporation, was
appointed Secretary of the meeting and kept minutes.

         Mr. Eucher appointed Ms. K. S. Arterburn as Inspector of Election and directed her to report to the Secretary the total number of shares represented at the meeting in person and by proxy. The Inspector filed with the Secretary a
Certificate of Tabulation from Management Information Services Corporation, the proxy tabulator, which included details of all votes received at the time of the meeting. The Secretary announced that of the shares entitled to vote at the meeting, the holder of 100% of the shares outstanding was present at the meeting by proxy:

-------------------------------------------- ------------------------ ----------------------------
                                                 Shares Entitled            Shares Present
                                                     to Vote                  at Meeting
-------------------------------------------- ------------------------ ----------------------------
-------------------------------------------- ------------------------ ----------------------------
Principal Variable Contracts Fund                  379,697,852.250          379,697,852.250
-------------------------------------------- ------------------------ ----------------------------
-------------------------------------------- ------------------------ ----------------------------
               Account Name
-------------------------------------------- ------------------------ ----------------------------
-------------------------------------------- ------------------------ ----------------------------
Asset Allocation                                     8,396,002.417            8,396,002.417
-------------------------------------------- ------------------------ ----------------------------
-------------------------------------------- ------------------------ ----------------------------
Balanced                                             8,776,643.784            8,776,643.784
-------------------------------------------- ------------------------ ----------------------------
-------------------------------------------- ------------------------ ----------------------------
Bond                                                24,803,599.794           24,803,599.794
-------------------------------------------- ------------------------ ----------------------------
-------------------------------------------- ------------------------ ----------------------------
Capital Value                                        8,000,488.541            8,000,488.541
-------------------------------------------- ------------------------ ----------------------------
-------------------------------------------- ------------------------ ----------------------------
Equity Growth                                       17,100,129.311           17,100,129.311
-------------------------------------------- ------------------------ ----------------------------
-------------------------------------------- ------------------------ ----------------------------
Equity Income                                        5,309,423.073            5,309,423.073
-------------------------------------------- ------------------------ ----------------------------
-------------------------------------------- ------------------------ ----------------------------
Equity Value                                           200,000.000              200,000.000
-------------------------------------------- ------------------------ ----------------------------
-------------------------------------------- ------------------------ ----------------------------
Government Securities                               29,611,614.503           29,611,614.503
-------------------------------------------- ------------------------ ----------------------------
-------------------------------------------- ------------------------ ----------------------------
Growth                                              10,776,289.010           10,776,289.010
-------------------------------------------- ------------------------ ----------------------------
-------------------------------------------- ------------------------ ----------------------------
International                                       16,913,384.099           16,913,384.099
-------------------------------------------- ------------------------ ----------------------------
-------------------------------------------- ------------------------ ----------------------------
International Emerging Markets                       3,502,702.337            3,502,702.337
-------------------------------------------- ------------------------ ----------------------------
-------------------------------------------- ------------------------ ----------------------------
International SmallCap                               6,007,577.563            6,007,577.563
-------------------------------------------- ------------------------ ----------------------------
-------------------------------------------- ------------------------ ----------------------------
LargeCap Blend                                       9,135,937.829            9,135,937.829
-------------------------------------------- ------------------------ ----------------------------
-------------------------------------------- ------------------------ ----------------------------
LargeCap Growth Equity                               7,003,561.272            7,003,561.272
-------------------------------------------- ------------------------ ----------------------------
-------------------------------------------- ------------------------ ----------------------------
LargeCap Stock Index                                18,535,904.177           18,535,904.177
-------------------------------------------- ------------------------ ----------------------------
-------------------------------------------- ------------------------ ----------------------------
LargeCap Value                                       7,387,168.062            7,387,168.062
-------------------------------------------- ------------------------ ----------------------------
-------------------------------------------- ------------------------ ----------------------------
Limited Term Bond                                    5,938,423.025            5,938,423.025
-------------------------------------------- ------------------------ ----------------------------
-------------------------------------------- ------------------------ ----------------------------
MidCap                                              10,073,086.964           10,073,086.964
-------------------------------------------- ------------------------ ----------------------------
-------------------------------------------- ------------------------ ----------------------------
MidCap Growth                                        6,087,201.341            6,087,201.341
-------------------------------------------- ------------------------ ----------------------------
-------------------------------------------- ------------------------ ----------------------------
MidCap Value                                         5,621,800.522            5,621,800.522
-------------------------------------------- ------------------------ ----------------------------
-------------------------------------------- ------------------------ ----------------------------
Money Market                                       139,388,604.530          139,388,604.530
-------------------------------------------- ------------------------ ----------------------------
-------------------------------------------- ------------------------ ----------------------------
Principal LifeTime 2010                                 15,697.519               15,697.519
-------------------------------------------- ------------------------ ----------------------------
-------------------------------------------- ------------------------ ----------------------------
Principal LifeTime 2020                                 45,627.372               45,627.372
-------------------------------------------- ------------------------ ----------------------------
-------------------------------------------- ------------------------ ----------------------------
Principal LifeTime 2030                                 20,015.102               20,015.102
-------------------------------------------- ------------------------ ----------------------------
-------------------------------------------- ------------------------ ----------------------------
Principal LifeTime 2040                                 16,491.122               16,491.122
-------------------------------------------- ------------------------ ----------------------------
-------------------------------------------- ------------------------ ----------------------------
Principal LifeTime 2050                                  8,379.088                8,379.088
-------------------------------------------- ------------------------ ----------------------------
-------------------------------------------- ------------------------ ----------------------------
Principal LifeTime Strategic Income                      9,280.047                9,280.047
-------------------------------------------- ------------------------ ----------------------------
-------------------------------------------- ------------------------ ----------------------------
Real Estate Securities                               8,456,972.054            8,456,972.054
-------------------------------------------- ------------------------ ----------------------------
-------------------------------------------- ------------------------ ----------------------------
SmallCap                                             9,119,316.178            9,119,316.178
-------------------------------------------- ------------------------ ----------------------------
-------------------------------------------- ------------------------ ----------------------------
SmallCap Growth                                      6,744,064.778            6,744,064.778
-------------------------------------------- ------------------------ ----------------------------
-------------------------------------------- ------------------------ ----------------------------
SmallCap Value                                       6,692,466.836            6,692,466.836
-------------------------------------------- ------------------------ ----------------------------

         Mr. Eucher announced that Section 2.05 of the bylaws establishes a quorum as a one-third interest of all the capital stock outstanding except as expressly required by law. Accordingly, a one-third interest of capital stock outstanding constitutes a quorum for Issue 1 as presented to the shareholders in the Notice of Special Meeting of Shareholders dated April 18, 2005. However, pursuant to the Investment Company Act of 1940, approval for Issues 2, 3, 4, 5 and 6 requires the vote of a majority of outstanding voting securities as defined in the Investment Company Act of 1940. Mr. Eucher announced that a quorum was present for all issues before the shareholder, and that the meeting was lawfully and properly convened.

         Mr. Eucher directed the Secretary to give a copy of the minutes of the last shareholder meeting to each contractholder who was present and requested a copy. With the consent of the shareholder present by proxy, Mr. Eucher dispensed with the reading of the minutes of the last shareholder meeting.

         Mr. Eucher called for nominations for directors to serve until the next shareholder meeting held for the purpose of electing directors and until their successors are duly elected and qualified. On behalf of management, the
Secretary reported that the Board of Directors of the Corporation at its meeting on February 24, 2005, nominated the following persons:

                                J. E. Aschenbrenner M. A. Grimmett
                                E. Ballantine W. C. Kimball
                                J. D. Davis B. A. Lukavsky
                                R. C. Eucher L. D. Zimpleman R. W. Gilbert

         Mr. Eucher called for further nominations but none were made. The inspector of election was directed to take a ballot and to report the results to the Secretary.

         Upon receiving the report of the inspector of election, the Secretary reported that the nominees received the following number of votes, respectively:

 --------------------------------------- ---------------------- -------------------- -----------------------
                                                  For                Withheld                Total
 --------------------------------------- ---------------------- -------------------- -----------------------
 --------------------------------------- ---------------------- -------------------- -----------------------
 Aschenbrenner                            365,139,705.597       14,558,146.653        379,697,852.250
 --------------------------------------- ---------------------- -------------------- -----------------------
 --------------------------------------- ---------------------- -------------------- -----------------------
 Ballantine                               351,957,330.965       27,740,521.285        379,697,852.250
 --------------------------------------- ---------------------- -------------------- -----------------------
 --------------------------------------- ---------------------- -------------------- -----------------------
 Davis                                    350,071,408.924       29,626,443.326        379,697,852.250
 --------------------------------------- ---------------------- -------------------- -----------------------
 --------------------------------------- ---------------------- -------------------- -----------------------
 Eucher                                   365,190,867.890       14,506,984.360        379,697,852.250
 --------------------------------------- ---------------------- -------------------- -----------------------
 --------------------------------------- ---------------------- -------------------- -----------------------
 Gilbert                                  350,855,573.112       28,842,279.138        379,697,852.250
 --------------------------------------- ---------------------- -------------------- -----------------------
 --------------------------------------- ---------------------- -------------------- -----------------------
 Grimmett                                 351,545,384.319       28,152,467.931        379,697,852.250
 --------------------------------------- ---------------------- -------------------- -----------------------
 --------------------------------------- ---------------------- -------------------- -----------------------
 Kimball                                  351,418,004.836       28,279,847.414        379,697,852.250
 --------------------------------------- ---------------------- -------------------- -----------------------
 --------------------------------------- ---------------------- -------------------- -----------------------
 Lukavsky                                 351,564,712.575       28,133,139.675        379,697,852.250
 --------------------------------------- ---------------------- -------------------- -----------------------
 --------------------------------------- ---------------------- -------------------- -----------------------
 Zimpleman                                364,921,345.069       14,776,507.181        379,697,852.250
 --------------------------------------- ---------------------- -------------------- -----------------------

         No other votes were cast. Mr. Eucher declared that the foregoing nominees had been elected to serve as Directors of the Corporation until the next shareholder meeting and until their successors are duly elected and qualified, unless sooner displaced.

         Mr. Eucher discussed the Board of Director's proposal and
recommendation that a Sub-Advisory Agreement be executed by Principal Management
Corporation with Principal Global Investors, LLC for the Bond and the Money
Market Accounts and with Principal Real Estate Investors, LLC for the Real
Estate Securities Account. Mr. Eucher also noted the need for shareholder ratification of the Sub-Advisory Agreement that Principal Management Corporation had executed with Columbus Circle Investors for the Growth Account.

         Mr. Eucher further discussed the Board of Director's proposal and recommendation that Sub-Sub-Advisory Agreements be executed by Principal Global
Investors with Post Advisory Group, LLC (with regard to the Bond Account), with
Spectrum Asset Management, Inc. (with regard to the Bond and Equity Income
Accounts), and with Principal Real Estate Investors, LLC (with regard to the
Equity Income Account). The following resolution was thereupon presented by the
Secretary:

         "BE IT RESOLVED, That, upon approval by the shareholders, Principal
         Management Corporation is authorized to execute an agreement with
         Principal Global Investors, LLC for the Bond and the Money Market
         Accounts, with Principal Real Estate Investors, LLC for the Real Estate
         Securities Account, and with Columbus Circle Investors for the Growth
         Account; and

         BE IT FURTHER RESOLVED, That, upon approval by the shareholders,
         Principal Global Investors is authorized to execute Sub-Sub-Advisory
         Agreements with Post Advisory Group, LLC (with regard to the Bond
         Account), with Spectrum Asset Management, Inc. (with regard to the Bond and Equity Income Accounts), and with Principal Real Estate Investors,
         LLC (with regard to the Equity Income Account).

         The resolution was duly moved and seconded. Upon receiving the report from the Secretary, Mr. Eucher reported the results for each Account to which the resolution pertained:
------------------------------------- --------------------------- ----------------- ----------------------
                                                 For                  Against              Abstain
------------------------------------- --------------------------- ----------------- ----------------------
----------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------
------------------------------------- --------------------------- ----------------- ----------------------
Bond - sub-advisory agreement with          22,835,684.792           513,407.132       1,454,507.870
Principal Global Investors, LLC
------------------------------------- --------------------------- ----------------- ----------------------
----------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------
------------------------------------- --------------------------- ----------------- ----------------------
Bond - sub-advisory agreement with          22,744,760.276           559,681.348       1,499,158.170
Post Advisory Group, LLC
------------------------------------- --------------------------- ----------------- ----------------------
----------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------
------------------------------------- --------------------------- ----------------- ----------------------
Bond - sub-advisory agreement with          22,761,364.327           549,879.784       1,492,355.683
Spectrum Asset Management, Inc.
------------------------------------- --------------------------- ----------------- ----------------------
----------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------
------------------------------------- --------------------------- ----------------- ----------------------
Equity Income - sub-sub-advisory            4,923,979.310           185,546.013          199,897.750
agreement with Principal Real
Estate Investors, LLC
------------------------------------- --------------------------- ----------------- ----------------------
----------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------
------------------------------------- --------------------------- ----------------- ----------------------
Equity Income - sub-sub-advisory            4,904,138.676           205,386.647          199,897.750
agreement with Spectrum Asset
Management
------------------------------------- --------------------------- ----------------- ----------------------
----------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------
------------------------------------- --------------------------- ----------------- ----------------------
Growth - sub-advisory agreement             9,541,305.988           538,858.827          696,124.195
with Columbus Circle Investors
------------------------------------- --------------------------- ----------------- ----------------------
----------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------
------------------------------------- --------------------------- ----------------- ----------------------
Money Market- sub-advisory                 129,494,626.867         4,869,563.758        5,024,413.905
agreement with Principal Global
Investors, LLC
------------------------------------- --------------------------- ----------------- ----------------------
----------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------
------------------------------------- --------------------------- ----------------- ----------------------
Real Estate Securities-                     7,939,377.508           140,233.840          377,360.706
sub-advisory agreement with
Principal Real Estate Investors, LLC
------------------------------------- --------------------------- ----------------- ----------------------

         Mr. Eucher announced that the resolution had been duly adopted by each of the Accounts.

         Mr. Eucher discussed the Board of Director's proposal and
recommendation that the investment objective of each Account be reclassified as a "non-fundamental policy" which may be changed without shareholder approval.
The following resolution was thereupon presented by the Secretary:

         "BE IT RESOLVED, That the proposal to approve the change from fundamental to non-fundamental for the investment objective of each
         Account be approved and be made effective as of June 30, 2005."

         The resolution was duly moved and seconded. Upon receiving the report from the Secretary, Mr. Eucher reported the results for each Account to which the resolution pertained:
---------------------------------------- --------------------- -------------------- --------------------
             Account Name                        For                 Against              Abstain
---------------------------------------- --------------------- -------------------- --------------------
---------------------------------------- --------------------- -------------------- --------------------
Asset Allocation                                7,180,417.879          659,087.373          556,497.165
---------------------------------------- --------------------- -------------------- --------------------
---------------------------------------- --------------------- -------------------- --------------------
Balanced                                        7,235,344.379          726,664.293          814,635.112
---------------------------------------- --------------------- -------------------- --------------------
---------------------------------------- --------------------- -------------------- --------------------
Bond                                           22,084,523.845        1,390,622.230        1,328,453.719
---------------------------------------- --------------------- -------------------- --------------------
---------------------------------------- --------------------- -------------------- --------------------
Capital Value                                   6,683,710.710          710,535.476          606,242.355
---------------------------------------- --------------------- -------------------- --------------------
---------------------------------------- --------------------- -------------------- --------------------
Equity Growth                                  14,667,585.916        1,674,316.411          758,226.984
---------------------------------------- --------------------- -------------------- --------------------
---------------------------------------- --------------------- -------------------- --------------------
Equity Income                                   4,775,474.227          333,951.481          199,997.365
---------------------------------------- --------------------- -------------------- --------------------
---------------------------------------- --------------------- -------------------- --------------------
Equity Value                                      169,120.000           21,330.000            9,550.000
---------------------------------------- --------------------- -------------------- --------------------
---------------------------------------- --------------------- -------------------- --------------------
Government Securities                          26,722,696.539        1,630,725.380        1,258,192.584
---------------------------------------- --------------------- -------------------- --------------------
---------------------------------------- --------------------- -------------------- --------------------
Growth                                          9,090,118.188          997,216.728          688,954.094
---------------------------------------- --------------------- -------------------- --------------------
---------------------------------------- --------------------- -------------------- --------------------
International                                  14,841,278.310        1,032,602.454        1,039,503.335
---------------------------------------- --------------------- -------------------- --------------------
---------------------------------------- --------------------- -------------------- --------------------
International Emerging Markets                  3,144,739.337          224,214.053          133,748.947
---------------------------------------- --------------------- -------------------- --------------------
---------------------------------------- --------------------- -------------------- --------------------
International SmallCap                          5,147,649.518          554,880.487          305,047.558
---------------------------------------- --------------------- -------------------- --------------------
---------------------------------------- --------------------- -------------------- --------------------
LargeCap Blend                                  8,279,583.484          399,966.351          456,387.994
---------------------------------------- --------------------- -------------------- --------------------
---------------------------------------- --------------------- -------------------- --------------------
LargeCap Growth Equity                          6,605,312.397          297,796.390          100,452.485
---------------------------------------- --------------------- -------------------- --------------------
---------------------------------------- --------------------- -------------------- --------------------
LargeCap Stock Index                           16,121,983.979        1,193,974.697        1,219,945.501
---------------------------------------- --------------------- -------------------- --------------------
---------------------------------------- --------------------- -------------------- --------------------
LargeCap Value                                  6,684,838.024          293,548.196          408,781.842
---------------------------------------- --------------------- -------------------- --------------------
---------------------------------------- --------------------- -------------------- --------------------
Limited Term Bond                               4,951,120.280          453,502.045          533,800.700
---------------------------------------- --------------------- -------------------- --------------------
---------------------------------------- --------------------- -------------------- --------------------
MidCap                                          8,677,587.838          805,003.789          590,495.337
---------------------------------------- --------------------- -------------------- --------------------
---------------------------------------- --------------------- -------------------- --------------------
MidCap Growth                                   5,666,874.021          210,342.846          209,984.474
---------------------------------------- --------------------- -------------------- --------------------
---------------------------------------- --------------------- -------------------- --------------------
MidCap Value                                    5,099,320.749          337,690.201          184,789.572
---------------------------------------- --------------------- -------------------- --------------------
---------------------------------------- --------------------- -------------------- --------------------
Money Market                                  109,342,571.638       24,629,532.782        5,416,500.110
---------------------------------------- --------------------- -------------------- --------------------
---------------------------------------- --------------------- -------------------- --------------------
Principal LifeTime 2010                            15,115.604                0.000              581.915
---------------------------------------- --------------------- -------------------- --------------------
---------------------------------------- --------------------- -------------------- --------------------
Principal LifeTime 2020                            45,627.372                0.000                0.000
---------------------------------------- --------------------- -------------------- --------------------
---------------------------------------- --------------------- -------------------- --------------------
Principal LifeTime 2030                            20,015.102                0.000                0.000
---------------------------------------- --------------------- -------------------- --------------------
---------------------------------------- --------------------- -------------------- --------------------
Principal LifeTime 2040                            16,491.122                0.000                0.000
---------------------------------------- --------------------- -------------------- --------------------
---------------------------------------- --------------------- -------------------- --------------------
Principal LifeTime 2050                             8,379.088                0.000                0.000
---------------------------------------- --------------------- -------------------- --------------------
---------------------------------------- --------------------- -------------------- --------------------
Principal LifeTime Strategic Income                 9,280.047                0.000                0.000
---------------------------------------- --------------------- -------------------- --------------------
---------------------------------------- --------------------- -------------------- --------------------
Real Estate Securities                          7,715,078.803          326,147.888          415,745.363
---------------------------------------- --------------------- -------------------- --------------------
---------------------------------------- --------------------- -------------------- --------------------
SmallCap                                        8,199,233.270          697,071.655          223,011.253
---------------------------------------- --------------------- -------------------- --------------------
---------------------------------------- --------------------- -------------------- --------------------
SmallCap Growth                                 6,082,155.087          454,889.846          207,019.845
---------------------------------------- --------------------- -------------------- --------------------
---------------------------------------- --------------------- -------------------- --------------------
SmallCap Value                                  5,789,713.105          438,022.416          464,731.315
---------------------------------------- --------------------- -------------------- --------------------

         Mr. Eucher announced that the resolution had been duly adopted by each of the Accounts.

         Mr. Eucher next discussed the Board of Director's proposal and recommendation to amend the Articles of Incorporation to authorize the Board of
Directors, without shareholder approval: (i) to approve combinations of Account portfolios; (ii) to liquidate the assets attributable to an Account portfolio or a class of shares and terminate the portfolio or class of shares; and (iii) to designate a class of shares of a portfolio as a separate series of the Fund
(i.e., an Account) all for purposes of facilitating future combinations of
Accounts that the Board of Directors determines are in the best interests of the affected shareholders. The following resolution was thereupon presented by the
Secretary:

         "BE IT RESOLVED, That the Amendments to the Fund's Articles of
         Incorporation be approved to authorize the Board of Directors, without shareholder approval: (i) to approve combinations of Account portfolios; (ii) to liquidate the assets attributable to an Account portfolio or a class of shares and terminate the portfolio or class of shares; and (iii) to designate a class of shares of a portfolio as a separate series of the Fund (i.e., an Account)."

         The resolution was duly moved and seconded. Upon receiving the report from the Secretary, Mr. Eucher reported the results:

--------------------------------------- ---------------------- -------------------- --------------------
Amendment to:                                Affirmative             Against              Abstain
--------------------------------------- ---------------------- -------------------- --------------------
--------------------------------------- ---------------------- -------------------- --------------------
approve     combinations    of    Fund   312,982,561.073       46,354,383.368         20,360,907.809
portfolios
--------------------------------------- ---------------------- -------------------- --------------------
--------------------------------------- ---------------------- -------------------- --------------------
liquidate the assets  attributable  to   312,260,371.138       46,363,140.924         21,074,340.188
a  portfolio  or a class of shares and
terminate  the  portfolio  or class of
shares
--------------------------------------- ---------------------- -------------------- --------------------
--------------------------------------- ---------------------- -------------------- --------------------
designate  a  class  of  shares  of  a   317,431,514.636       41,677,089.904         20,589,247.710
portfolio as a separate  series of the
Fund
--------------------------------------- ---------------------- -------------------- --------------------

   Mr. Eucher announced that the resolution had been duly adopted.

         Mr. Eucher then discussed the Board of Director's proposal and recommendation to permit the Manager to select and contract with sub-advisers for the International Emerging Markets, Principal LifeTime 2010, Principal
LifeTime 2020, Principal LifeTime 2030, Principal LifeTime 2040, Principal
LifeTime 2050 and Principal LifeTime Strategic Income Accounts after approval by the Board of Directors but without obtaining shareholder approval. However, Mr.
Eucher noted that while the adoption of this resolution authorized certain actions relative to the use of sub-advisors, the Account may not take advantage of that authorization without taking certain steps outlined in the January 19,
1999 order from the Securities and Exchange Commission granting relief from certain requirements of Section 15 of the Investment Company Act of 1940. The
following resolution was thereupon presented to the Secretary:

         "BE IT RESOLVED, That the Manager is hereby permitted to select and contract with sub-advisers after obtaining approval from the Board of
         Directors, without obtaining shareholder approval."

         The resolution was duly moved and seconded. Upon receiving the report from the Secretary, Mr. Eucher reported the results for each Account to which the resolution pertained:

---------------------------------------- -------------------- ------------------ -------------------
             Account Name                    Affirmative           Against            Abstain
---------------------------------------- -------------------- ------------------ -------------------
---------------------------------------- -------------------- ------------------ -------------------
International Emerging Markets              3,160,703.736        244,710.098         97,288.503
---------------------------------------- -------------------- ------------------ -------------------
---------------------------------------- -------------------- ------------------ -------------------
Principal LifeTime 2010                        15,115.604              0.000            581.915
---------------------------------------- -------------------- ------------------ -------------------
---------------------------------------- -------------------- ------------------ -------------------
Principal LifeTime 2020                        45,627.382              0.000              0.000
---------------------------------------- -------------------- ------------------ -------------------
---------------------------------------- -------------------- ------------------ -------------------
Principal LifeTime 2030                        20,015.102              0.000              0.000
---------------------------------------- -------------------- ------------------ -------------------
---------------------------------------- -------------------- ------------------ -------------------
Principal LifeTime 2040                        16,491.122              0.000              0.000
---------------------------------------- -------------------- ------------------ -------------------
---------------------------------------- -------------------- ------------------ -------------------
Principal LifeTime 2050                         8,379.088              0.000              0.000
---------------------------------------- -------------------- ------------------ -------------------
---------------------------------------- -------------------- ------------------ -------------------
Principal LifeTime Strategic Income             9,280.047              0.000              0.000
---------------------------------------- -------------------- ------------------ -------------------

         Mr. Eucher announced that the resolution had been duly adopted by each of the Accounts to which the resolution pertained.

Mr. Eucher then discussed the Board of Director's proposal and recommendation to change the fundamental investment restrictions of certain of the Accounts with respect to:

o    Issuing senior  securities  (applies only to the Capital Value,  Government
     Securities and Money Market Accounts);
o    Borrowing  (applies only to the Asset Allocation,  Balanced,  Bond, Capital
     Value, Equity Growth, Equity Income, Equity Value,  Government  Securities,
     Growth,  International,   International  Emerging  Markets,   International
     SmallCap,  LargeCap Blend,  LargeCap  Growth Equity,  LargeCap Stock Index,
     LargeCap Value,  Limited Term Bond,  MidCap,  MidCap Growth,  MidCap Value,
     Money Market,  Principal LifeTime 2010,  Principal LifeTime 2020, Principal
     LifeTime 2030,  Principal LifeTime 2040, Principal LifeTime 2050, Principal
     LifeTime  Strategic  Income,  Real Estate  Securities,  SmallCap,  SmallCap
     Growth and SmallCap Value Accounts);
o    Underwriting  securities  of another  issuer  (applies  only to the Capital
     Value,  Government  Securities,  Money  Market,  Principal  LifeTime  2010,
     Principal LifeTime 2020,  Principal LifeTime 2030, Principal LifeTime 2040,
     Principal LifeTime 2050, Principal LifeTime Strategic Income);
o    Concentration  of  investments  (applies  only  to  the  Asset  Allocation,
     Balanced,  Bond, Capital Value,  Equity Growth,  Equity Income,  Government
     Securities,  Growth,  International,  International SmallCap,  Limited Term
     Bond,  MidCap,  MidCap  Growth,  Money  Market,  Principal  LifeTime  2010,
     Principal LifeTime 2020,  Principal LifeTime 2030, Principal LifeTime 2040,
     Principal LifeTime 2050,  Principal LifeTime Strategic Income,  Real Estate
     Securities, SmallCap, SmallCap Growth and SmallCap Value Accounts);
o    Purchases  or sales of real  estate  (applies  only to the  Capital  Value,
     Government  Securities,  Money Market,  Principal LifeTime 2010,  Principal
     LifeTime 2020,  Principal LifeTime 2030, Principal LifeTime 2040, Principal
     LifeTime 2050 and Principal LifeTime Strategic Income Accounts);
o    Purchases or sales of  commodities  (applies only to the Asset  Allocation,
     Balanced,  Bond, Capital Value,  Equity Growth,  Equity Income,  Government
     Securities,  Growth,  International,  International SmallCap,  Limited Term
     Bond,  MidCap,  MidCap  Growth,  Money  Market,  Principal  LifeTime  2010,
     Principal LifeTime 2020,  Principal LifeTime 2030, Principal LifeTime 2040,
     Principal LifeTime 2050,  Principal LifeTime Strategic Income,  Real Estate
     Securities, SmallCap, SmallCap Growth and SmallCap Value Accounts);
o    Making of loans  (applies  only to the Asset  Allocation,  Balanced,  Bond,
     Capital Value, Equity Growth, Equity Income, Government Securities, Growth,
     International,  International  Emerging  Markets,  International  SmallCap,
     LargeCap  Blend,  LargeCap  Growth Equity,  LargeCap Stock Index,  LargeCap
     Value,  Limited Term Bond,  MidCap,  MidCap  Growth,  MidCap  Value,  Money
     Market,   Principal  LifeTime  2010,  Principal  LifeTime  2020,  Principal
     LifeTime 2030,  Principal LifeTime 2040, Principal LifeTime 2050, Principal
     LifeTime  Strategic  Income,  Real Estate  Securities,  SmallCap,  SmallCap
     Growth and SmallCap Value Accounts);
o    Short sales (applies only to the Government Securities,  Principal LifeTime
     2010,  Principal LifeTime 2020, Principal LifeTime 2030, Principal LifeTime
     2040,  Principal  LifeTime 2050 and  Principal  LifeTime  Strategic  Income
     Accounts);
o    Diversification  (applies only to the Government Securities,  Money Market,
     Principal LifeTime 2010,  Principal LifeTime 2020, Principal LifeTime 2030,
     Principal  LifeTime 2040,  Principal  LifeTime 2050 and Principal  LifeTime
     Strategic Income Accounts);
     o    Elimination of unnecessary restrictions with respect to:
     o    Purchasing  securities  of  issuers,  whose  securities  are  owned by officers  or  directors  of the  Account  (applies  only to the  Asset
          Allocation,  Balanced Bond, Capital Value,  Equity Growth,  Government
          Securities, Growth, International, Limited Term Bond, MidCap and Money
          Market Accounts)
     o    Purchasing   securities   of  issuers  with  less  than  three  years'
          continuous  operations  (applies  only to the Capital  Value and Money
          Market Accounts)
     o    Investing  in oil and gas  interests or mineral  development  programs
          (applies only to the Government Securities and Money Market Accounts)
     o    Investing in oil, gas or other  mineral,  exploration  or  development programs and in securities of issuers investing in  International,  or sponsoring  such  programs  (applies  only  to the  Asset  Allocation,
          Balanced  Bond,  Equity Growth,  Growth,  Limited Term Bond and MidCap
          Accounts)
     o    Purchasing  warrants in excess of 5% of total assets  (applies only to the Capital Value Account)
     o    Investing more than 5% of assets (at time of purchase) in warrants and rights (applies only to the Capital Value Account)
     o    Investing  more than 5% of assets in initial  margins and  premiums on financial  futures  contracts and options on such  contracts  (applies only to the Government Securities Account)
     o    Investing more than 5% of assets in covered spread options and put and call options (applies only to the Government Securities Account)
     o    Issuing  or  acquiring  put and call  options,  straddles  or  spreads
          (applies only to the Money Market Account)
     o    Changing   certain   fundamental   restrictions   to   non-fundamental
          restrictions with respect to:
          o    Investing in  companies  for  purposes of  exercising  control or
               management  (applies  only  to  the  Capital  Value,   Government
               Securities and Money Market Accounts)
          o    Investing  more than 20% of total assets in securities of foreign issuers (applies only to the Capital Value Account)

         The following resolution was thereupon presented to the Secretary:

         "BE IT RESOLVED, That the changes to the fundamental and
         non-fundamental investment restrictions are hereby approved and shall be made effective as soon as reasonably practicable."

         The resolution was duly moved and seconded. Upon receiving the report from the Secretary, Mr. Eucher reported the results for each Account to which the resolution pertained:

----------------------------------------------------------------------------------------------------
                   change the fundamental investment restriction with respect to issuing senior securities
----------------------------------------------------------------------------------------------------
---------------------------------------- -------------------- ------------------ -------------------
                                             Affirmative           Against            Abstain

---------------------------------------- -------------------- ------------------ -------------------
---------------------------------------- -------------------- ------------------ -------------------
Capital Value                               6,809,482.310        533,415.124        657,591.107
---------------------------------------- -------------------- ------------------ -------------------
---------------------------------------- -------------------- ------------------ -------------------
Government Securities                      27,313,704.715      1,063,053.466      1,234,856.322
---------------------------------------- -------------------- ------------------ -------------------
---------------------------------------- -------------------- ------------------ -------------------
Money Market                              127,993,395.705      5,454,187.444      5,941,021.381
---------------------------------------- -------------------- ------------------ -------------------

----------------------------------------------------------------------------------------------------
              change the fundamental investment restriction with respect to borrowing
----------------------------------------------------------------------------------------------------
---------------------------------------- -------------------- ------------------ -------------------
                                             Affirmative           Against            Abstain
---------------------------------------- -------------------- ------------------ -------------------
---------------------------------------- -------------------- ------------------ -------------------
Asset Allocation                               7,107,892.361        683,082.821         605,027.235
---------------------------------------- -------------------- ------------------ -------------------
---------------------------------------- -------------------- ------------------ -------------------
Balanced                                       7,408,236.617        514,514.838         853,892.329
---------------------------------------- -------------------- ------------------ -------------------
---------------------------------------- -------------------- ------------------ -------------------
Bond                                          22,280,814.722      1,197,066.223       1,325,718.849
---------------------------------------- -------------------- ------------------ -------------------
---------------------------------------- -------------------- ------------------ -------------------
Capital Value                                  6,729,702.151        623,124.634         647,661.756
---------------------------------------- -------------------- ------------------ -------------------
---------------------------------------- -------------------- ------------------ -------------------
Equity Growth                                 15,037,783.914      1,298,315.912         764,029.485
---------------------------------------- -------------------- ------------------ -------------------
---------------------------------------- -------------------- ------------------ -------------------
Equity Income                                  4,668,546.481        319,571.100         321,305.492
---------------------------------------- -------------------- ------------------ -------------------
---------------------------------------- -------------------- ------------------ -------------------
Equity Value                                     179,684.000         10,974.000           9,342.000
---------------------------------------- -------------------- ------------------ -------------------
---------------------------------------- -------------------- ------------------ -------------------
Government Securities                         26,910,528.132      1,407,144.543       1,293,941.828
---------------------------------------- -------------------- ------------------ -------------------
---------------------------------------- -------------------- ------------------ -------------------
Growth                                         9,253,062.263        839,088.221         684,138.526
---------------------------------------- -------------------- ------------------ -------------------
---------------------------------------- -------------------- ------------------ -------------------
International                                 15,119,368.053        754,294.816       1,039,721.230
---------------------------------------- -------------------- ------------------ -------------------
---------------------------------------- -------------------- ------------------ -------------------
International Emerging Markets                 3,158,403.168        225,884.744         118,414.425
---------------------------------------- -------------------- ------------------ -------------------
---------------------------------------- -------------------- ------------------ -------------------
International SmallCap                         5,333,580.667        385,254.540         288,742.356
---------------------------------------- -------------------- ------------------ -------------------
---------------------------------------- -------------------- ------------------ -------------------
LargeCap Blend                                 8,311,578.233        375,145.643         449,213.953
---------------------------------------- -------------------- ------------------ -------------------
---------------------------------------- -------------------- ------------------ -------------------
LargeCap Growth Equity                         6,665,267.104        228,796.002         109,498.166
---------------------------------------- -------------------- ------------------ -------------------
---------------------------------------- -------------------- ------------------ -------------------
LargeCap Stock Index                          16,394,654.656      1,031,339.969       1,109,909.552
---------------------------------------- -------------------- ------------------ -------------------
---------------------------------------- -------------------- ------------------ -------------------
LargeCap Value                                 6,740,536.259        269,994.720         376,637.083
---------------------------------------- -------------------- ------------------ -------------------
---------------------------------------- -------------------- ------------------ -------------------
Limited Term Bond                              5,180,705.968        258,851.981         498,865.076
---------------------------------------- -------------------- ------------------ -------------------
---------------------------------------- -------------------- ------------------ -------------------
MidCap                                         8,730,387.233        693,987.945         648,711.786
---------------------------------------- -------------------- ------------------ -------------------
---------------------------------------- -------------------- ------------------ -------------------
MidCap Growth                                  5,613,617.157        284,752.558         188,831.626
---------------------------------------- -------------------- ------------------ -------------------
---------------------------------------- -------------------- ------------------ -------------------
MidCap Value                                   5,046,533.917        327,408.428         247,838.177
---------------------------------------- -------------------- ------------------ -------------------
---------------------------------------- -------------------- ------------------ -------------------
Money Market                                 126,941,574.593      7,486,761.971       4,960,267.966
---------------------------------------- -------------------- ------------------ -------------------
---------------------------------------- -------------------- ------------------ -------------------
Principal LifeTime 2010                           15,115.604               .000             581.915
---------------------------------------- -------------------- ------------------ -------------------
---------------------------------------- -------------------- ------------------ -------------------
Principal LifeTime 2020,                          45,627.372               .000                .000
---------------------------------------- -------------------- ------------------ -------------------
---------------------------------------- -------------------- ------------------ -------------------
Principal LifeTime 2030                           20,015.102               .000                .000
---------------------------------------- -------------------- ------------------ -------------------
---------------------------------------- -------------------- ------------------ -------------------
Principal LifeTime 2040                           16,491.122               .000                .000
---------------------------------------- -------------------- ------------------ -------------------
---------------------------------------- -------------------- ------------------ -------------------
Principal LifeTime 2050                            8,379.088               .000                .000
---------------------------------------- -------------------- ------------------ -------------------
---------------------------------------- -------------------- ------------------ -------------------
Principal LifeTime Strategic Income                9,280.047               .000                .000
---------------------------------------- -------------------- ------------------ -------------------
---------------------------------------- -------------------- ------------------ -------------------
Real Estate Securities                         7,775,354.974        296,019.435         385,597.645
---------------------------------------- -------------------- ------------------ -------------------
---------------------------------------- -------------------- ------------------ -------------------
SmallCap                                       8,419,029.453        467,535.768         232,750.957
---------------------------------------- -------------------- ------------------ -------------------
---------------------------------------- -------------------- ------------------ -------------------
SmallCap Growth                                6,226,820.773        325,519.436         191,724.569
---------------------------------------- -------------------- ------------------ -------------------
---------------------------------------- -------------------- ------------------ -------------------
SmallCap Value                                 5,779,962.181        530,818.180         381,686.475
---------------------------------------- -------------------- ------------------ -------------------

----------------------------------------------------------------------------------------------------
                   change the fundamental investment restriction with respect to underwriting securities of another issuer
----------------------------------------------------------------------------------------------------
---------------------------------------- -------------------- ------------------ -------------------
                                             Affirmative           Against            Abstain
---------------------------------------- -------------------- ------------------ -------------------
---------------------------------------- -------------------- ------------------ -------------------
Capital Value                                  6,780,844.802        620,274.820         599,368.919
---------------------------------------- -------------------- ------------------ -------------------
---------------------------------------- -------------------- ------------------ -------------------
Government Securities                         27,030,405.128      1,313,817.647       1,267,391.728
---------------------------------------- -------------------- ------------------ -------------------
---------------------------------------- -------------------- ------------------ -------------------
Money Market                                 127,853,249.245      6,197,270.464       5,338,084.821
---------------------------------------- -------------------- ------------------ -------------------
---------------------------------------- -------------------- ------------------ -------------------
Principal LifeTime 2010                           15,115.604               .000             581.915
---------------------------------------- -------------------- ------------------ -------------------
---------------------------------------- -------------------- ------------------ -------------------
Principal LifeTime 2020                           45,627.372               .000                .000
---------------------------------------- -------------------- ------------------ -------------------
---------------------------------------- -------------------- ------------------ -------------------
Principal LifeTime 2030                           20,015.102               .000                .000
---------------------------------------- -------------------- ------------------ -------------------
---------------------------------------- -------------------- ------------------ -------------------
Principal LifeTime 2040                           16,491.122               .000                .000
---------------------------------------- -------------------- ------------------ -------------------
---------------------------------------- -------------------- ------------------ -------------------
Principal LifeTime 2050                            8,379.088               .000                .000
---------------------------------------- -------------------- ------------------ -------------------
---------------------------------------- -------------------- ------------------ -------------------
Principal LifeTime Strategic Income                9,280.047               .000                .000
---------------------------------------- -------------------- ------------------ -------------------

----------------------------------------------------------------------------------------------------
                   change the fundamental investment restriction with respect to concentration of investments
----------------------------------------------------------------------------------------------------
---------------------------------------- -------------------- ------------------ -------------------
                                             Affirmative           Against            Abstain
---------------------------------------- -------------------- ------------------ -------------------
---------------------------------------- -------------------- ------------------ -------------------
Asset Allocation                               7,294,915.196        564,401.842         536,685.379
---------------------------------------- -------------------- ------------------ -------------------
---------------------------------------- -------------------- ------------------ -------------------
Balanced                                       7,521,067.850        405,748.823         849,827.111
---------------------------------------- -------------------- ------------------ -------------------
---------------------------------------- -------------------- ------------------ -------------------
Bond                                          22,623,488.235        735,766.369       1,444,345.190
---------------------------------------- -------------------- ------------------ -------------------
---------------------------------------- -------------------- ------------------ -------------------
Capital Value                                  6,863,571.246        533,998.023         602,919.272
---------------------------------------- -------------------- ------------------ -------------------
---------------------------------------- -------------------- ------------------ -------------------
Equity Growth                                 15,295,337.272      1,064,183.592         740,608.447
---------------------------------------- -------------------- ------------------ -------------------
---------------------------------------- -------------------- ------------------ -------------------
Equity Income                                  4,887,829.238        248,639.905         172,953.930
---------------------------------------- -------------------- ------------------ -------------------
---------------------------------------- -------------------- ------------------ -------------------
Government Securities                         27,220,518.652      1,093,042.806       1,298,053.045
---------------------------------------- -------------------- ------------------ -------------------
---------------------------------------- -------------------- ------------------ -------------------
Growth                                         9,561,436.570        576,750.619         638,101.821
---------------------------------------- -------------------- ------------------ -------------------
---------------------------------------- -------------------- ------------------ -------------------
International                                 15,115,118.954        753,309.341       1,044,955.804
---------------------------------------- -------------------- ------------------ -------------------
---------------------------------------- -------------------- ------------------ -------------------
International SmallCap                         5,333,939.373        390,506.749         283,131.441
---------------------------------------- -------------------- ------------------ -------------------
---------------------------------------- -------------------- ------------------ -------------------
Limited Term Bond                              5,171,657.461        269,950.443         496,815.121
---------------------------------------- -------------------- ------------------ -------------------
---------------------------------------- -------------------- ------------------ -------------------
MidCap                                         8,892,307.050        613,003.186         567,776.728
---------------------------------------- -------------------- ------------------ -------------------
---------------------------------------- -------------------- ------------------ -------------------
MidCap Growth                                  5,744,157.519        154,212.196         188,831.626
---------------------------------------- -------------------- ------------------ -------------------
---------------------------------------- -------------------- ------------------ -------------------
Money Market                                 127,938,575.004      6,506,189.204       4,943,840.322
---------------------------------------- -------------------- ------------------ -------------------
---------------------------------------- -------------------- ------------------ -------------------
Principal LifeTime 2010                           15,115.604               .000             581.915
---------------------------------------- -------------------- ------------------ -------------------
---------------------------------------- -------------------- ------------------ -------------------
Principal LifeTime 2020                           45,627.372               .000                .000
---------------------------------------- -------------------- ------------------ -------------------
---------------------------------------- -------------------- ------------------ -------------------
Principal LifeTime 2030                           20,015.102               .000                .000
---------------------------------------- -------------------- ------------------ -------------------
---------------------------------------- -------------------- ------------------ -------------------
Principal LifeTime 2040                           16,491.122               .000                .000
---------------------------------------- -------------------- ------------------ -------------------
---------------------------------------- -------------------- ------------------ -------------------
Principal LifeTime 2050                            8,379.088               .000                .000
---------------------------------------- -------------------- ------------------ -------------------
---------------------------------------- -------------------- ------------------ -------------------
Principal LifeTime Strategic Income                9,280.047               .000                .000
---------------------------------------- -------------------- ------------------ -------------------
---------------------------------------- -------------------- ------------------ -------------------
Real Estate Securities                         7,860,666.051        205,724.716         390,581.287
---------------------------------------- -------------------- ------------------ -------------------
---------------------------------------- -------------------- ------------------ -------------------
SmallCap                                       8,397,956.520        502,972.500         218,387.158
---------------------------------------- -------------------- ------------------ -------------------
---------------------------------------- -------------------- ------------------ -------------------
SmallCap Growth                                6,302,480.271        254,512.311         187,072.196
---------------------------------------- -------------------- ------------------ -------------------
---------------------------------------- -------------------- ------------------ -------------------
SmallCap Value                                 5,907,182.476        380,092.148         405,192.212
---------------------------------------- -------------------- ------------------ -------------------

----------------------------------------------------------------------------------------------------
                   change the fundamental investment restriction with respect to purchases or sales of real estate
----------------------------------------------------------------------------------------------------
---------------------------------------- -------------------- ------------------ -------------------
                                             Affirmative           Against            Abstain
---------------------------------------- -------------------- ------------------ -------------------
---------------------------------------- -------------------- ------------------ -------------------
Capital Value                                  6,854,750.691        533,952.853         611,784.997
---------------------------------------- -------------------- ------------------ -------------------
---------------------------------------- -------------------- ------------------ -------------------
Government Securities                         27,228,088.209      1,136,294.034       1,247,232.260
---------------------------------------- -------------------- ------------------ -------------------
---------------------------------------- -------------------- ------------------ -------------------
Money Market                                 127,184,599.601      7,193,449.597       5,010,555.332
---------------------------------------- -------------------- ------------------ -------------------
---------------------------------------- -------------------- ------------------ -------------------
Principal LifeTime 2010                           15,115.604               .000             581.915
---------------------------------------- -------------------- ------------------ -------------------
---------------------------------------- -------------------- ------------------ -------------------
Principal LifeTime 2020                           45,627.372               .000                .000
---------------------------------------- -------------------- ------------------ -------------------
---------------------------------------- -------------------- ------------------ -------------------
Principal LifeTime 2030                           20,015.102               .000                .000
---------------------------------------- -------------------- ------------------ -------------------
---------------------------------------- -------------------- ------------------ -------------------
Principal LifeTime 2040                           16,491.122               .000                .000
---------------------------------------- -------------------- ------------------ -------------------
---------------------------------------- -------------------- ------------------ -------------------
Principal LifeTime 2050                            8,379.088               .000                .000
---------------------------------------- -------------------- ------------------ -------------------
---------------------------------------- -------------------- ------------------ -------------------
Principal LifeTime Strategic Income                9,280.047               .000                .000
---------------------------------------- -------------------- ------------------ -------------------

----------------------------------------------------------------------------------------------------
                   change the fundamental investment restriction with respect to purchases or sales of commodities
----------------------------------------------------------------------------------------------------
---------------------------------------- -------------------- ------------------ -------------------
                                             Affirmative           Against            Abstain
---------------------------------------- -------------------- ------------------ -------------------
---------------------------------------- -------------------- ------------------ -------------------
Asset Allocation                               7,316,546.632        532,856.432         546,599.353
---------------------------------------- -------------------- ------------------ -------------------
---------------------------------------- -------------------- ------------------ -------------------
Balanced                                       7,365,280.624        569,867.998         841,495.162
---------------------------------------- -------------------- ------------------ -------------------
---------------------------------------- -------------------- ------------------ -------------------
Bond                                          22,613,107.754        886,193.133       1,304,298.907
---------------------------------------- -------------------- ------------------ -------------------
---------------------------------------- -------------------- ------------------ -------------------
Capital Value                                  6,860,766.450        541,069.151         598,652.940
---------------------------------------- -------------------- ------------------ -------------------
---------------------------------------- -------------------- ------------------ -------------------
Equity Growth                                 15,193,800.124      1,136,139.893         770,189.294
---------------------------------------- -------------------- ------------------ -------------------
---------------------------------------- -------------------- ------------------ -------------------
Equity Income                                  4,744,530.564        391,938.579         172,953.930
---------------------------------------- -------------------- ------------------ -------------------
---------------------------------------- -------------------- ------------------ -------------------
Government Securities                         27,170,141.715      1,216,411.366       1,225,061.422
---------------------------------------- -------------------- ------------------ -------------------
---------------------------------------- -------------------- ------------------ -------------------
Growth                                         9,529,810.791        602,085.416         644,392.803
---------------------------------------- -------------------- ------------------ -------------------
---------------------------------------- -------------------- ------------------ -------------------
International                                 14,998,742.542        849,111.264       1,065,530.293
---------------------------------------- -------------------- ------------------ -------------------
---------------------------------------- -------------------- ------------------ -------------------
International SmallCap                         5,287,519.639        414,978.622         305,079.302
---------------------------------------- -------------------- ------------------ -------------------
---------------------------------------- -------------------- ------------------ -------------------
Limited Term Bond                              5,238,547.093        201,010.856         498,865.076
---------------------------------------- -------------------- ------------------ -------------------
---------------------------------------- -------------------- ------------------ -------------------
MidCap                                         8,860,093.075        630,565.503         582,428.386
---------------------------------------- -------------------- ------------------ -------------------
---------------------------------------- -------------------- ------------------ -------------------
MidCap Growth                                  5,775,090.430        123,279.285         188,831.626
---------------------------------------- -------------------- ------------------ -------------------
---------------------------------------- -------------------- ------------------ -------------------
Money Market                                 127,269,772.868      7,031,467.076       5,087,364.586
---------------------------------------- -------------------- ------------------ -------------------
---------------------------------------- -------------------- ------------------ -------------------
Principal LifeTime 2010                           15,115.604               .000             581.915
---------------------------------------- -------------------- ------------------ -------------------
---------------------------------------- -------------------- ------------------ -------------------
Principal LifeTime 2020                           45,627.372               .000                .000
---------------------------------------- -------------------- ------------------ -------------------
---------------------------------------- -------------------- ------------------ -------------------
Principal LifeTime 2030                           20,015.102               .000                .000
---------------------------------------- -------------------- ------------------ -------------------
---------------------------------------- -------------------- ------------------ -------------------
Principal LifeTime 2040                           16,491.122               .000                .000
---------------------------------------- -------------------- ------------------ -------------------
---------------------------------------- -------------------- ------------------ -------------------
Principal LifeTime 2050                            8,379.088               .000                .000
---------------------------------------- -------------------- ------------------ -------------------
---------------------------------------- -------------------- ------------------ -------------------
Principal LifeTime Strategic Income                9,280.047               .000                .000
---------------------------------------- -------------------- ------------------ -------------------
---------------------------------------- -------------------- ------------------ -------------------
Real Estate Securities                         7,691,770.517        265,902.948         499,298.589
---------------------------------------- -------------------- ------------------ -------------------
---------------------------------------- -------------------- ------------------ -------------------
SmallCap                                       8,426,951.851        423,878.464         268,485.863
---------------------------------------- -------------------- ------------------ -------------------
---------------------------------------- -------------------- ------------------ -------------------
SmallCap Growth                                6,267,198.467        276,797.122         200,069.189
---------------------------------------- -------------------- ------------------ -------------------
---------------------------------------- -------------------- ------------------ -------------------
SmallCap Value                                 5,683,737.659        547,006.923         461,722.254
---------------------------------------- -------------------- ------------------ -------------------

----------------------------------------------------------------------------------------------------
            change the fundamental investment restriction with respect to making loans
----------------------------------------------------------------------------------------------------
---------------------------------------- -------------------- ------------------ -------------------
                                             Affirmative           Against            Abstain
---------------------------------------- -------------------- ------------------ -------------------
---------------------------------------- -------------------- ------------------ -------------------
Asset Allocation                               7,278,432.290        517,809.990         599,760.137
---------------------------------------- -------------------- ------------------ -------------------
---------------------------------------- -------------------- ------------------ -------------------
Balanced                                       7,382,007.011        532,967.732         861,669.041
---------------------------------------- -------------------- ------------------ -------------------
---------------------------------------- -------------------- ------------------ -------------------
Bond                                          22,513,614.017        976,423.246       1,313,562.531
---------------------------------------- -------------------- ------------------ -------------------
---------------------------------------- -------------------- ------------------ -------------------
Capital Value                                  6,757,725.462        596,474.975         646,288.104
---------------------------------------- -------------------- ------------------ -------------------
---------------------------------------- -------------------- ------------------ -------------------
Equity Growth                                 15,051,660.789      1,278,949.690         769,518.832
---------------------------------------- -------------------- ------------------ -------------------
---------------------------------------- -------------------- ------------------ -------------------
Equity Income                                  4,568,571.685        327,321.706         413,529.682
---------------------------------------- -------------------- ------------------ -------------------
---------------------------------------- -------------------- ------------------ -------------------
Government Securities                         26,954,927.432      1,329,558.974       1,327,128.097
---------------------------------------- -------------------- ------------------ -------------------
---------------------------------------- -------------------- ------------------ -------------------
Growth                                         9,276,807.158        736,350.724         763,131.128
---------------------------------------- -------------------- ------------------ -------------------
---------------------------------------- -------------------- ------------------ -------------------
International                                 14,953,726.403        899,116.564       1,060,541.132
---------------------------------------- -------------------- ------------------ -------------------
---------------------------------------- -------------------- ------------------ -------------------
International Emerging Markets                 3,164,282.297        218,917.974         119,502.066
---------------------------------------- -------------------- ------------------ -------------------
---------------------------------------- -------------------- ------------------ -------------------
International SmallCap                         5,264,852.970        488,972.812         293,751.781
---------------------------------------- -------------------- ------------------ -------------------
---------------------------------------- -------------------- ------------------ -------------------
LargeCap Blend                                 8,350,013.361        320,473.487         465,450.981
---------------------------------------- -------------------- ------------------ -------------------
---------------------------------------- -------------------- ------------------ -------------------
LargeCap Growth Equity                         6,573,581.446        280,423.146         149,556.680
---------------------------------------- -------------------- ------------------ -------------------
---------------------------------------- -------------------- ------------------ -------------------
LargeCap Stock Index                          16,335,720.434      1,090,943.170       1,109,240.573
---------------------------------------- -------------------- ------------------ -------------------
---------------------------------------- -------------------- ------------------ -------------------
LargeCap Value                                 6,741,597.293        237,280.026         408,290.743
---------------------------------------- -------------------- ------------------ -------------------
---------------------------------------- -------------------- ------------------ -------------------
Limited Term Bond                              5,227,497.873        212,060.076         498,865.076
---------------------------------------- -------------------- ------------------ -------------------
---------------------------------------- -------------------- ------------------ -------------------
MidCap                                         8,744,573.685        742,801.580         585,711.699
---------------------------------------- -------------------- ------------------ -------------------
---------------------------------------- -------------------- ------------------ -------------------
MidCap Growth                                  5,611,250.580        290,057.597         185,893.164
---------------------------------------- -------------------- ------------------ -------------------
---------------------------------------- -------------------- ------------------ -------------------
MidCap Value                                   5,074,752.244        362,339.896         184,708.382
---------------------------------------- -------------------- ------------------ -------------------
---------------------------------------- -------------------- ------------------ -------------------
Money Market                                 127,657,004.448      6,778,011.061       4,953,589.021
---------------------------------------- -------------------- ------------------ -------------------
---------------------------------------- -------------------- ------------------ -------------------
Principal LifeTime 2010                           15,115.604               .000             581.915
---------------------------------------- -------------------- ------------------ -------------------
---------------------------------------- -------------------- ------------------ -------------------
Principal LifeTime 2020                           45,627.372               .000                .000
---------------------------------------- -------------------- ------------------ -------------------
---------------------------------------- -------------------- ------------------ -------------------
Principal LifeTime 2030                           20,015.102               .000                .000
---------------------------------------- -------------------- ------------------ -------------------
---------------------------------------- -------------------- ------------------ -------------------
Principal LifeTime 2040                           16,491.122               .000                .000
---------------------------------------- -------------------- ------------------ -------------------
---------------------------------------- -------------------- ------------------ -------------------
Principal LifeTime 2050                            8,379.088               .000                .000
---------------------------------------- -------------------- ------------------ -------------------
---------------------------------------- -------------------- ------------------ -------------------
Principal LifeTime Strategic Income                9,280.047               .000                .000
---------------------------------------- -------------------- ------------------ -------------------
---------------------------------------- -------------------- ------------------ -------------------
Real Estate Securities                         7,810,994.524        256,784.378         389,193.152
---------------------------------------- -------------------- ------------------ -------------------
---------------------------------------- -------------------- ------------------ -------------------
SmallCap                                       8,329,622.574        559,847.058         229,846.546
---------------------------------------- -------------------- ------------------ -------------------
---------------------------------------- -------------------- ------------------ -------------------
SmallCap Growth                                6,168,339.649        377,110.446         198,614.683
---------------------------------------- -------------------- ------------------ -------------------
---------------------------------------- -------------------- ------------------ -------------------
SmallCap Value                                 5,821,039.827        517,751.172         353,675.837
---------------------------------------- -------------------- ------------------ -------------------

----------------------------------------------------------------------------------------------------
             change the fundamental investment restriction with respect to short sales
----------------------------------------------------------------------------------------------------
---------------------------------------- -------------------- ------------------ -------------------
                                             Affirmative           Against            Abstain
---------------------------------------- -------------------- ------------------ -------------------
---------------------------------------- -------------------- ------------------ -------------------
Government Securities                      27,039,363.027      1,274,916.750      1,297,334.726
---------------------------------------- -------------------- ------------------ -------------------
---------------------------------------- -------------------- ------------------ -------------------
Principal LifeTime 2010                        15,115.604               .000            581.915
---------------------------------------- -------------------- ------------------ -------------------
---------------------------------------- -------------------- ------------------ -------------------
Principal LifeTime 2020                        45,627.372               .000               .000
---------------------------------------- -------------------- ------------------ -------------------
---------------------------------------- -------------------- ------------------ -------------------
Principal LifeTime 2030                        20,015.102               .000               .000
---------------------------------------- -------------------- ------------------ -------------------
---------------------------------------- -------------------- ------------------ -------------------
Principal LifeTime 2040                        16,491.122               .000               .000
---------------------------------------- -------------------- ------------------ -------------------
---------------------------------------- -------------------- ------------------ -------------------
Principal LifeTime 2050                         8,379.088               .000               .000
---------------------------------------- -------------------- ------------------ -------------------
---------------------------------------- -------------------- ------------------ -------------------
Principal LifeTime Strategic Income             9,280.047               .000               .000
---------------------------------------- -------------------- ------------------ -------------------

----------------------------------------------------------------------------------------------------
           change the fundamental investment restriction with respect to diversification
----------------------------------------------------------------------------------------------------
---------------------------------------- -------------------- ------------------ -------------------
                                             Affirmative           Against            Abstain
---------------------------------------- -------------------- ------------------ -------------------
---------------------------------------- -------------------- ------------------ -------------------
Government Securities                      27,449,496.353        892,788.045      1,269,330.105
---------------------------------------- -------------------- ------------------ -------------------
---------------------------------------- -------------------- ------------------ -------------------
Money Market                              128,643,046.545      5,644,906.877      5,100,651.108
---------------------------------------- -------------------- ------------------ -------------------
---------------------------------------- -------------------- ------------------ -------------------
Principal LifeTime 2010                        15,115.604               .000            581.915
---------------------------------------- -------------------- ------------------ -------------------
---------------------------------------- -------------------- ------------------ -------------------
Principal LifeTime 2020                        45,627.372               .000               .000
---------------------------------------- -------------------- ------------------ -------------------
---------------------------------------- -------------------- ------------------ -------------------
Principal LifeTime 2030                        20,015.102               .000               .000
---------------------------------------- -------------------- ------------------ -------------------
---------------------------------------- -------------------- ------------------ -------------------
Principal LifeTime 2040                        16,491.122               .000               .000
---------------------------------------- -------------------- ------------------ -------------------
---------------------------------------- -------------------- ------------------ -------------------
Principal LifeTime 2050                         8,379.088               .000               .000
---------------------------------------- -------------------- ------------------ -------------------
---------------------------------------- -------------------- ------------------ -------------------
Principal LifeTime Strategic Income             9,280.047               .000               .000
---------------------------------------- -------------------- ------------------ -------------------

----------------------------------------------------------------------------------------------------
    Eliminate      the investment restriction with respect to
                   purchasing securities of issuers whose securities
                   are owned by officers of directors of the Account
----------------------------------------------------------------------------------------------------
---------------------------------------- -------------------- ------------------ -------------------
                                             Affirmative           Against            Abstain
---------------------------------------- -------------------- ------------------ -------------------
---------------------------------------- -------------------- ------------------ -------------------
Asset Allocation                               7,143,928.289        706,620.216         545,453.912
---------------------------------------- -------------------- ------------------ -------------------
---------------------------------------- -------------------- ------------------ -------------------
Balanced                                       7,451,064.304        502,396.285         823,183.195
---------------------------------------- -------------------- ------------------ -------------------
---------------------------------------- -------------------- ------------------ -------------------
Bond                                          22,293,369.510      1,211,685.341       1,298,544.943
---------------------------------------- -------------------- ------------------ -------------------
---------------------------------------- -------------------- ------------------ -------------------
Capital Value                                  6,708,430.468        720,139.318         571,918.755
---------------------------------------- -------------------- ------------------ -------------------
---------------------------------------- -------------------- ------------------ -------------------
Equity Growth                                 14,999,836.436      1,379,508.027         720,784.848
---------------------------------------- -------------------- ------------------ -------------------
---------------------------------------- -------------------- ------------------ -------------------
Government Securities                         26,696,084.907      1,658,349.433       1,257,180.163
---------------------------------------- -------------------- ------------------ -------------------
---------------------------------------- -------------------- ------------------ -------------------
Growth                                         9,137,023.893      1,015,015.569         624,249.548
---------------------------------------- -------------------- ------------------ -------------------
---------------------------------------- -------------------- ------------------ -------------------
International                                 14,776,113.359      1,108,754.543       1,028,516.197
---------------------------------------- -------------------- ------------------ -------------------
---------------------------------------- -------------------- ------------------ -------------------
Limited Term Bond                              5,122,420.868        294,755.402         521,246.755
---------------------------------------- -------------------- ------------------ -------------------
---------------------------------------- -------------------- ------------------ -------------------
MidCap                                         8,644,015.105        873,680.696         555,391.163
---------------------------------------- -------------------- ------------------ -------------------
---------------------------------------- -------------------- ------------------ -------------------
Money Market                              123,628,345.517     10,805,575.234      4,954,683.779
---------------------------------------- -------------------- ------------------ -------------------

----------------------------------------------------------------------------------------------------
  Eliminate                   the investment restriction with respect
                              to purchasing securities of issuers with
                              less than three years' continuous
                              operations
----------------------------------------------------------------------------------------------------
---------------------------------------- -------------------- ------------------ -------------------
                                             Affirmative           Against            Abstain
---------------------------------------- -------------------- ------------------ -------------------
---------------------------------------- -------------------- ------------------ -------------------
Capital Value                                  6,758,316.266        641,684.975         600,487.340
---------------------------------------- -------------------- ------------------ -------------------
---------------------------------------- -------------------- ------------------ -------------------
Money Market                                 124,669,451.131      9,651,005.205       5,068,148.194
---------------------------------------- -------------------- ------------------ -------------------

----------------------------------------------------------------------------------------------------
Eliminate the investment restriction with respect to investing in oil and gas interests or mineral development programs
----------------------------------------------------------------------------------------------------
---------------------------------------- -------------------- ------------------ -------------------
                                             Affirmative           Against            Abstain
---------------------------------------- -------------------- ------------------ -------------------
---------------------------------------- -------------------- ------------------ -------------------
Government Securities                      27,242,658.841      1,188,505.677      1,180,449.985
---------------------------------------- -------------------- ------------------ -------------------
---------------------------------------- -------------------- ------------------ -------------------
Money Market                              126,927,228.718      7,339,601.058      5,121,774.754
---------------------------------------- -------------------- ------------------ -------------------

----------------------------------------------------------------------------------------------------
   Eliminate the investment restriction with respect to investing in oil, gas or other mineral, exploration or development programs and in securities of issuers investing in International, or
                                     sponsoring such programs
----------------------------------------------------------------------------------------------------
---------------------------------------- -------------------- ------------------ -------------------
                                             Affirmative           Against            Abstain
---------------------------------------- -------------------- ------------------ -------------------
---------------------------------------- -------------------- ------------------ -------------------
Asset Allocation                            7,333,364.286        531,936.692        530,701.439
---------------------------------------- -------------------- ------------------ -------------------
---------------------------------------- -------------------- ------------------ -------------------
Balanced                                    7,541,239.053        414,758.083        820,646.648
---------------------------------------- -------------------- ------------------ -------------------
---------------------------------------- -------------------- ------------------ -------------------
Bond                                       22,677,409.624        799,343.700      1,326,846.470
---------------------------------------- -------------------- ------------------ -------------------
---------------------------------------- -------------------- ------------------ -------------------
Equity Growth                              15,279,293.982      1,120,378.772        700,456.557
---------------------------------------- -------------------- ------------------ -------------------
---------------------------------------- -------------------- ------------------ -------------------
Growth                                      9,572,518.991        598,978.321        604,791.698
---------------------------------------- -------------------- ------------------ -------------------
---------------------------------------- -------------------- ------------------ -------------------
International                              15,075,874.813        808,071.817      1,029,437.469
---------------------------------------- -------------------- ------------------ -------------------
---------------------------------------- -------------------- ------------------ -------------------
Limited Term Bond                           5,215,978.597        225,629.307        496,815.121
---------------------------------------- -------------------- ------------------ -------------------
---------------------------------------- -------------------- ------------------ -------------------
MidCap                                      8,949,633.400        598,390.351        525,063.213
---------------------------------------- -------------------- ------------------ -------------------

----------------------------------------------------------------------------------------------------
                       Eliminate the investment restriction with respect to
                        purchasing warrants in excess of 5% of total assets
----------------------------------------------------------------------------------------------------
---------------------------------------- -------------------- ------------------ -------------------
                                             Affirmative           Against            Abstain
---------------------------------------- -------------------- ------------------ -------------------
---------------------------------------- -------------------- ------------------ -------------------
Capital Value                               6,703,029.602        661,105.577        636,353.362
---------------------------------------- -------------------- ------------------ -------------------

----------------------------------------------------------------------------------------------------
 Eliminate                       the investment restriction with
                                 respect to investing more than 5% of
                                 assets (at time of purchase) in
                                 warrants and rights
----------------------------------------------------------------------------------------------------
---------------------------------------- -------------------- ------------------ -------------------
                                             Affirmative           Against            Abstain
---------------------------------------- -------------------- ------------------ -------------------
---------------------------------------- -------------------- ------------------ -------------------
Capital Value                               6,727,714.646        639,555.501        633,218.394
---------------------------------------- -------------------- ------------------ -------------------

----------------------------------------------------------------------------------------------------
                Eliminate the investment restriction with respect to
              investing more than 5% of assets in initial margins and
              premiums on financial futures
                              contracts and options on such contracts
----------------------------------------------------------------------------------------------------
---------------------------------------- -------------------- ------------------ -------------------
                                             Affirmative           Against            Abstain
---------------------------------------- -------------------- ------------------ -------------------
---------------------------------------- -------------------- ------------------ -------------------
Government Securities                      26,810,163.593      1,537,876.178      1,263,574.732
---------------------------------------- -------------------- ------------------ -------------------

----------------------------------------------------------------------------------------------------
 Eliminate                    the investment restriction with respect
                              to investing more than 5% of assets in
                              covered spread options and put and call
                              options
----------------------------------------------------------------------------------------------------
---------------------------------------- -------------------- ------------------ -------------------
                                             Affirmative           Against            Abstain
---------------------------------------- -------------------- ------------------ -------------------
---------------------------------------- -------------------- ------------------ -------------------
Government Securities                      26,870,975.988      1,457,322.904      1,283,315.611
---------------------------------------- -------------------- ------------------ -------------------

----------------------------------------------------------------------------------------------------
                  Eliminate the investment restriction with respect to issuing or acquiring put and call options, straddles or spreads
----------------------------------------------------------------------------------------------------
---------------------------------------- -------------------- ------------------ -------------------
                                             Affirmative           Against            Abstain
---------------------------------------- -------------------- ------------------ -------------------
---------------------------------------- -------------------- ------------------ -------------------
Money Market                              122,949,128.125      8,591,983.416      7,847,492.989
---------------------------------------- -------------------- ------------------ -------------------

----------------------------------------------------------------------------------------------------
               Change to non-fundamental, the investment restriction with respect to investing in companies for purposes of exercising control or management
----------------------------------------------------------------------------------------------------
---------------------------------------- -------------------- ------------------ -------------------
                                             Affirmative           Against            Abstain
---------------------------------------- -------------------- ------------------ -------------------
---------------------------------------- -------------------- ------------------ -------------------
Capital Value                               6,805,983.816        621,234.783        573,269.942
---------------------------------------- -------------------- ------------------ -------------------
---------------------------------------- -------------------- ------------------ -------------------
Government Securities                      27,047,144.100      1,289,374.532      1,275,095.871
---------------------------------------- -------------------- ------------------ -------------------
---------------------------------------- -------------------- ------------------ -------------------
Money Market                              125,322,596.302      9,136,817.370      4,929,190.858
---------------------------------------- -------------------- ------------------ -------------------

----------------------------------------------------------------------------------------------------
               Change to non-fundamental, the investment restriction
             with respect to investing more than 20% of total assets in securities of foreign issuers
----------------------------------------------------------------------------------------------------
---------------------------------------- -------------------- ------------------ -------------------
                                             Affirmative           Against            Abstain
---------------------------------------- -------------------- ------------------ -------------------
---------------------------------------- -------------------- ------------------ -------------------
Capital Value                               6,770,230.514        658,452.711        571,805.316
---------------------------------------- -------------------- ------------------ -------------------

         Mr. Eucher announced that the resolution had been duly adopted by each of the Accounts to which the resolution pertained.

         There being no further business, the meeting, on motion duly made, was adjourned.

                                          /s/Jean B. Schustek
                                          --------------------------------------
                                          Jean B. Schustek